Exhibit 99.2

 MAY 5, 2022  Q1 2022 EARNINGS CONFERENCE CALL  Listen-Only dial-in numbers:(844) 220-4970 (domestic)(262) 558-6349 (international)Conference ID: 6928819  Conference Call Replay:(855) 859-2056 (domestic)(404) 537-3406 (international)Conference ID: 6928819

 SAFE HARBOR STATEMENT  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.  2

# SOLID FIRST QUARTER PERFORMANCE SUPPORTS FULL-YEAR 2022 OUTLOOK

## First Quarter 2022 Highlights

- **Sales of $559M impacted by timing of Defense revenues**
  - Overall results reflect strong demand in Commercial Aerospace, Nuclear aftermarket, Process and Industrial markets
- **Operating Margin exceeded expectations**
  - Strong profitability in A&I segment and benefit of company-wide operational excellence initiatives
  - Better than anticipated mix in Defense Electronics segment
- **Adj. Diluted EPS of $1.31, exceeded expectations**
- **New Orders up 12%; Book-to-bill >1.1x**

## Full-Year 2022 Guidance

- **Maintaining FY'22 Adjusted guidance, including:**
  - 3% - 5% Sales growth (weighted to 2nd half)
  - 10% - 12% EPS growth driven by improved profitability and benefit of prior year share repurchase
  - Solid FCF generation

## Recent News and Future Outlook

- **FY'22 Defense Budget passed with strong bipartisan support**
- **Release of initial FY'23 Defense Budget provides funding for platforms / programs aligned with CW's key growth drivers**
  - Favorable for Naval shipbuilding, C5ISR, Army modernization, Aerospace instrumentation and test equipment

*Note: First quarter 2022 results and FY 2022 guidance are presented on an Adjusted (Non-GAAP) basis and do not include any contribution from the announced acquisition of Safran's arresting systems business.*

CURTISS-WRIGHT
Q1 2022 Earnings Presentation 3

# FIRST QUARTER 2022 FINANCIAL REVIEW

| ($ in millions) | Q1'22 Adjusted | Q1'21 Adjusted | Chg vs. Q1'21 | Key Drivers |
|---|---|---|---|---|
| Aerospace & Industrial | $191 | $178 | *8%* | ▪ Solid growth in commercial aerospace (narrowbody OEM) and industrial (off-highway vehicles) |
| Defense Electronics | $143 | $182 | *(22%)* | ▪ Timing of defense sales due to ongoing supply chain headwinds and delayed signing of Defense budget |
| Naval & Power | $225 | $230 | *(2%)* | ▪ Lower naval defense sales (CVN-80 aircraft carrier and timing on Virginia-class submarine)<br>▪ Reduced CAP1000 program revenues (wind down) offset by strong, double-digit growth in process (valves) and nuclear aftermarket |
| **Total Sales** | **$559** | **$590** | ***(5%)*** | |
| Aerospace & Industrial<br>*Margin* | $25<br>*13.0%* | $19<br>*10.4%* | *34%*<br>*260 bps* | ▪ Favorable absorption on strong sales growth<br>▪ Benefit of ongoing operational excellence and pricing initiatives, and prior year restructuring initiatives |
| Defense Electronics<br>*Margin* | $23<br>*16.3%* | $38<br>*20.9%* | *(39%)*<br>*(460 bps)* | ▪ Profitability better than expected, despite unfavorable absorption and mix on lower defense electronics revenues<br>▪ Partially offset by benefit of ongoing operational excellence and pricing initiatives |
| Naval & Power<br>*Margin* | $33<br>*14.5%* | $41<br>*17.7%* | *(20%)*<br>*(320 bps)* | ▪ Unfavorable absorption on lower naval defense market revenues<br>▪ Unfavorable mix in the power & process market (CAP1000) |
| Corporate and Other | ($10) | ($9) | (17%) | |
| **Total Op. Income**<br>***CW Margin*** | **$71**<br>***12.7%*** | **$89**<br>***15.0%*** | ***(20%)***<br>***(230 bps)*** | |

CURTISS-WRIGHT
Q1 2022 Earnings Presentation 4

 2022 END MARKET SALES GROWTH GUIDANCE (As of May 4, 2022)    2022E Growth vs 2021  2022E % Sales  Expecting Solid Organic Growth in All A&D and Commercial Markets  Aerospace Defense   0% - 2%  18%  Favorable growth on C5ISR programs (expecting strong 2nd half)  Ground Defense   2% - 4%   9%  Higher tactical communications equipment revenues (expecting strong 2nd half)  Naval Defense   1% - 3%  28%  Solid revenue growth on CVN-81 aircraft carrier and Columbia-class submarine, partially offset by lower CVN-80 A/C revenues  Commercial Aero   9% - 11%  11%  Recovery in OEM (mainly narrowbody) and Aftermarket  Total Aerospace & Defense   2% - 4%  66%  Defense markets guidance weighted to H2 - Continued supply chain disruption  Power & Process   1% - 3%  18%  Solid U.S. nuclear aftermarket revenues, part. offset by lower CAP1000 program revenues (wind down) Solid growth in valves sales to Process market   General Industrial    6% - 8%  16%  Continued strength across industrial markets (mainly vehicles)  Total Commercial   4% - 6%  34%  Strong and growing backlog across Commercial markets  Total Curtiss-Wright   3% - 5%  100%    5   Note: FY 2022 guidance does not include any contribution from the announced acquisition of Safran’s arresting systems business.

# 2022 FINANCIAL GUIDANCE (As of May 4, 2022)

| ($ in millions) | 2022E Adjusted | % Change vs 2021 | |
|---|---|---|---|
| Aerospace & Industrial | $805 - 825 | *4% - 6%* | ▪ Strong growth in Comm'l Aero and General Industrial markets; partially offset by lower F-35 |
| Defense Electronics | $745 - 760 | *2% - 4%* | ▪ A&D sales growth weighted to H2; Caution remains on supply chain<br>▪ Higher Aerospace Defense (C5ISR) and Ground Defense (tactical communications) |
| Naval & Power | $980 - 995 | *2% - 3%* | ▪ Naval Defense growth LSD driven by CVN-81 aircraft carrier and Columbia-class submarine<br>▪ MSD growth in Nuclear Aftermarket and Process, partially offset by wind down on CAP1000 program |
| **Total Sales** | **$2,530 - 2,580** | ***3% - 5%*** | |
| Aerospace & Industrial<br>Margin | $131 - 135<br>16.2% - 16.4% | *9% - 12%*<br>*70 - 90 bps* | ▪ Strong absorption on higher sales<br>▪ Benefit of ongoing operational excellence initiatives |
| Defense Electronics<br>Margin | $164 - 169<br>22.0% - 22.2% | *0% - 3%*<br>*(40 - 60 bps)* | ▪ Favorable absorption on higher A&D revenues<br>▪ Includes YOY R&D investments of $7M (90 bps impact) |
| Naval & Power<br>Margin | $177 - 182<br>18.1% - 18.3% | *1% - 4%*<br>*(10) - 10 bps* | ▪ Higher Nuclear AM and Process sales offset by wind down on profitable CAP1000 program (23%+)<br>▪ Solid incremental margin expansion excl. CAP1000 impact<br>▪ Benefit of Operational Excellence initiatives |
| Corporate and Other | ($39 - 40) | *~ Flat* | |
| **Total Op. Income<br>CW Margin** | **$432 - 446<br>17.1% - 17.3%** | ***3% - 6%<br>+10 - 30 bps*** | **Continued Margin Expansion in 2022, including R&D investments and CAP1000 Headwinds** |

*Note: FY 2022 guidance does not include any contribution from the announced acquisition of Safran's arresting systems business.*

CURTISS-WRIGHT Q1 2022 Earnings Presentation 6

   2022 FINANCIAL GUIDANCE (As of May 4, 2022)  ($ in millions, except EPS)  2022E Adjusted  % Change vs 2021    Total Sales  $2,530 - 2,580  3% - 5%    Total Operating Income  $432 - 446  3% - 6%    Other Income  $17 - 18    Higher Discount Rates  Interest Expense  ($40 - 41)      Diluted EPS  $8.05 - 8.25  10% - 12%  Benefit of Record $350M in ‘21 Share Repurchases  Diluted Shares Outstanding   38.6 - 38.8    Min. $50 million share repurchase in ’22  Free Cash Flow  $345 - 365  0% - 5%  Cash Flow from Operations up 2% - 10%  Free Cash Flow Conversion   >110%    Remain above 110% long-term target  Capital Expenditures  $50 - 60    Average ~2% of Sales (over time)  Depreciation & Amortization  $110 - 120      7  Updated (in blue)    Note: FY 2022 guidance does not include any contribution from the announced acquisition of Safran’s arresting systems business.

# CURTISS-WRIGHT REMAINS WELL POSITIONED TO DELIVER PROFITABLE GROWTH IN 2022

- **Sales growth of 3% - 5%, driven by increases in all A&D and Commercial markets[1]**
  - Remain cautious on supply chain impact on timing of Defense revenues
- **Continued Operating Margin expansion, Expect 10 - 30 bps increase to 17.1% - 17.3%**
- **Free Cash Flow generation remains solid**
  - Targeting 10th consecutive year >100% FCF conversion
- **Committed to a disciplined capital allocation strategy**
  - Acquisitions remain a top priority, balanced by ongoing share repurchases
  - Acquisition of Safran's arresting systems business expected to close late Q2 / early Q3
- **Remain confident to deliver on our Investor Day financial targets for 2023**
  - Long-term guidance reflects both Top-line and Bottom-line acceleration

*[1] FY 2022 guidance does not include any contribution from the announced acquisition of Safran's arresting systems business.*

CURTISS-WRIGHT

Q1 2022 Earnings Presentation 8

 Appendix  9

# NON-GAAP FINANCIAL INFORMATION

The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright's ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of "Reported" GAAP amounts to "Adjusted" non-GAAP amounts are furnished within the Company's earnings press release.

The following definitions are provided:

Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted EPS

These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions in the prior year, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) the sale or divestiture of a business or product line; (iii) pension settlement charges; and (iv) significant legal settlements, impairment costs, and costs associated with shareholder activism, as applicable.

Organic Sales and Organic Operating Income

The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company's ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions made during the last twelve months, loss on divestiture of the German valves business, and foreign currency fluctuations.

Free Cash Flow and Free Cash Flow Conversion

The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow for 2022 excludes: (i) payments associated with the Westinghouse legal settlement and (ii) executive pension payments. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings.

EBITDA

EBITDA is defined as Net Earnings before Interest, Tax, Depreciation and Amortization.

CURTISS-WRIGHT
Q1 2022 Earnings Presentation 10

 FIRST QUARTER 2022: END MARKET SALES GROWTH  ($ in Millions)  Q1’22 Adjusted  Q1’21 Adjusted  Chg vs. Q1’22  Key Drivers  Aerospace Defense  $98  $111   (12%)  Timing of sales on various programs, as certain revenues shifted out of Q1’22 due to supply chain headwinds  Ground Defense  $39  $57   (31%)  Timing of sales on tactical communications equipment, as certain revenues shifted out of Q1’22 due to supply chain headwinds   Naval Defense  $163  $178   (8%)  Lower revenues on CVN-80 aircraft carrier and timing on Virginia-class submarine; Partially offset by higher CVN-81 aircraft carrier and Columbia-class submarine  Commercial Aero  $61  $55   11%  Higher sales of actuation and sensors equipment, and surface treatment services, on narrowbody platforms  Total A&D Markets  $361  $400   (10%)    Power & Process  $105  $100   5%  Double-digit sales growth in nuclear aftermarket and process markets, partially offset by lower CAP1000 revenues (wind down)  General Industrial   $94  $90   5%  Continued strong demand for industrial vehicles products  Total Commercial Markets  $198  $190   5%    Total Curtiss-Wright  $559  $590   (5%)    11

# 2022E END MARKET SALES WATERFALL (as of May 4, 2022)

**FY'22 Adjusted Guidance:**
Overall UP 3 - 5%
A&D Markets UP 2 - 4%
Comm'l Markets UP 4 - 6%

## Total 2022 CW End Markets
$2.53B - 2.58B

### Aerospace & Defense Markets
66% $1.69B

- **Naval** 28%
  Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** 18%
  Embedded computing, sensors
- **Ground** 9%
  Tactical battlefield communications
- **Commercial Aerospace** 11%
  - **OEM** ~80%
    50% Narrowbody / 50% Widebody
    Linked to Boeing/Airbus production
  - **AM** ~20%
    Principally Repair and Overhaul

### Commercial Markets
34% $0.86B

- **Power & Process** 18%
  - **Nuclear** ~60%
    Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** ~40%
    Severe-service valve applications for various markets
- **General Industrial** 16%
  - **Industrial Vehicles** ~70%
    On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** ~30%
    Electromechanical actuation and Surface Treatment Services

Note: Amounts may not add down due to rounding.
- Power & Process market sales concentrated in Naval & Power segment
- General Industrial sales concentrated in Aerospace & Industrial segment

CURTISS-WRIGHT
Q1 2022 Earnings Presentation 12